UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 19, 2005

Commission File Number 1-12043

OPPENHEIMER HOLDINGS INC.

Ontario, Canada                                                98-0080034

(State of incorporation) (IRS employer identification number)

PO Box 2015, Suite 1110

20 Eglinton Avenue West

Toronto Ontario Canada   M4R 1K8

(Address of principal executive offices) (Zip code)

(416) 322-1515

____________________

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

ITEM 8.01. Other Events.

On September 19, 2005 Advantage Advisers, Inc. (“Advantage”) and Imperial Investment Advisors Private Limited (“Imperial”) received notice from the Independent Directors of The India Fund, Inc. (NYSE: IFN) and The Asia Tigers Fund, Inc. (NYSE: GRR) of the funds’ intention not to renew the advisory contacts between the funds and Advantage and Imperial when the advisory contracts expire by their terms on December 4, 2005. Both Advantage and Imperial are indirect operating subsidiaries of Oppenheimer who, together with other Oppenheimer subsidiaries, provide investment advisory services to a variety of funds for fees.  The India Fund, Inc. is the largest of the funds advised by Oppenheimer affiliates.

Exhibit Reference

Number	Exhibit Description

99.1	Oppenheimer Holdings Inc. press release, dated September 19, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Holdings Inc.

Date: September 19, 2005 By: "E.K. Roberts" --------------------------------- E.K. Roberts President and Treasurer (Duly Authorized Officer and Principal Financial Officer)